Exhibit 32.1

Certification

Pursuant to 18 U.S.C. Section 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Pathogenics, Inc. does hereby certify that, to the best of his knowledge:

(a) the Annual Report on Form 10-KSB of Pathogenics, Inc. for the year ended December 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Pathogenics, Inc.

Date: March 15, 2007	By:	/s/ Frederic P. Zotos
Frederic P. Zotos
President, Chief Executive Officer and Treasurer